UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2007

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

         Delaware                          1-11781              31-0676346
(State or other jurisdiction of          (Commission           (IRS Employer
incorporation or organization)           File Number)        Identification No.)


7777 Washington Village Drive, Dayton, Ohio                      45459
(Address of principal executive offices)                       (Zip code)

                                  937-428-6360
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 7, 2007, the Compensation Committee of the Board of Directors of Dayton Superior Corporation (the "Company") adopted the 2007 Executive Incentive Plan (the "Plan"), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, under which the Compensation Committee may award cash bonuses to certain executives of the Company, including the executive officers of the Company, based on the Company's achievement of specified annual financial targets.

At the time it adopted the Plan, the Compensation Committee also approved incentive bonus opportunities under the Plan for each of the executive officers of the Company. Incentive bonuses will be paid only if the Company achieves at least 90% of certain targeted levels of cash flow and earnings before interest and taxes for 2007 that have been approved by the Compensation Committee. If bonuses become payable for 2007, the amount of each executive's bonus will be based on a targeted percentage of his base salary and the Company's level of achievement of each of the performance targets. The proportion of the bonus for each class of officer to be based on each of the two performance measures is specified in the Plan.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following is furnished as an exhibit to this Form 8-K pursuant to Item 601 of Regulation S-K:

        10.1 2007 Executive Incentive Plan.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           DAYTON SUPERIOR CORPORATION


Date: February 13, 2007                   By:/s/ Edward J. Puisis
                                             -----------------------------------
                                             Edward J. Puisis
                                             Executive Vice President and Chief
                                             Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                 Description
----------                  -----------

10.1                2007 Executive Incentive Plan